TAYLOR DEVICES, INC.
                                   90 Taylor Drive
                           North Tonawanda, New York  14120

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.


                    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. ("Company") will be held at the Marriott Hotel, 1340 Millersport Highway, Amherst, New York, on November 10, 1995, at 10:00 A.M. for the following purposes:

               1. To elect five directors of the Company each to serve for the ensuing year until the next annual meeting and the election and qualification of his successor.


               2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                    NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on September 22, 1995 will be entitled to notice of the meeting and to vote at the meeting.

                    SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/Joseph P. Gastel

                                        Joseph P. Gastel, Secretary





          DATED:    September 28, 1995
                    North Tonawanda, New York


















                                   PROXY STATEMENT
                                       FOR THE
                            ANNUAL MEETING OF SHAREHOLDERS
                                          OF
                                 TAYLOR DEVICES, INC.
                                   90 TAYLOR DRIVE
                           NORTH TONAWANDA, NEW YORK 14120

                              _________________________


              TO BE HELD AT THE MARRIOTT HOTEL, 1340 MILLERSPORT HIGHWAY
                                AMHERST, NEW YORK ON
                                  NOVEMBER 10, 1995

               This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 10, 1995, at 10:00 A.M., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is proposed first to give or mail this Proxy Statement and the accompanying form of proxy to shareholders on or about September 28, 1995.

               If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Secretary of the Company.


                          RECORD DATE AND VOTING SECURITIES

               The Bylaws of the Company provide that the Annual Meeting of Shareholders shall be held at any time within six (6) months after the end of the fiscal year. In accordance with the Bylaws, the Board of Directors has established November 10, 1995, as the date for this year's Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on September 22, 1995, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On September 22, 1995, the Company had outstanding and entitled to vote a total of 2,664,165 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.


                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth information as of September 22, 1995, as to persons known by the Company to be the beneficial owners of more than five percent of the Company's common stock, as well as shares owned by named executive officers, each director and all directors and executive officers of the Company as a group:

          Name and                    Amount and
          Address of                  Nature  of
          Beneficial                  Beneficial            Percent (%)
          Owner                       Owner (5)             of Class

          Tayco Developments, Inc.    697,567(1)            26.2%
          100 Taylor Drive
          North Tonawanda, NY 14120

          Douglas P. Taylor            54,216(2)(4)          2.0%
          90 Taylor Drive
          North Tonawanda, NY 14120

          Richard G. Hill              45,556(3)(4)          1.7%
          90 Taylor Drive
          North Tonawanda, NY 14120

          Joseph P. Gastel             50,473(4)             1.9%
          722 Ellicott Square Bldg.
          Buffalo, NY 14203

          O. Eugene Hilger             69,172(4)             2.5%
          90 Taylor Drive
          North Tonawanda, NY 14120

          Donald B. Hofmar             12,233(4)               *
          365 Brantwood Drive
          Amherst, NY 14226

          All directors and officers
           as a group (six)           232,805                8.7%

          * less than 1%

          (1) These shares are subject to an irrevocable proxy from Tayco Developments, Inc. ("Developments") to the Company. The irrevocable proxy and related documents were renewed until August 1, 1997 or until Developments can pay its portion of the Tayco Technology, Inc. ("Tech") indebtedness, whichever event is the earlier to occur. Tech has been merged into the Company. See "Transactions with Management and Others".

          (2) Includes 2,307 shares held beneficially and of record by Sandra Taylor, wife to Douglas Taylor, and 10,042 shares held by her as custodian for their minor children. Also included are 38 shares held by Mr. Taylor as custodian for their minor children. As to all such shares, Mr. Taylor disclaims any beneficial ownership. Members of Douglas P. Taylor's immediate family own 12,349 shares, which represent less than 1% of the Company's stock, as to which shares Mr. Taylor disclaims any beneficial ownership.

               Paul H. Taylor, father of Douglas P. Taylor, and father-in-law of Richard G. Hill, also owns 212,240 shares or 21.4% of the equity securities of Developments, the Company's largest shareholder. This ownership interest in Developments, together with 8,624 shares of stock which Paul H. Taylor owns in the Company, results in approximately 26.8% control in the Company attributable to Paul H. Taylor. Consequently, not including the ownership interests of Messrs. Douglas P. Taylor and Richard G. Hill, shares of Developments' stock which the Taylor family own, together with the shares which they own in the Company, result in the family owning or controlling 260,181 shares or 9.9% of the Company's stock. As to all such shares, Douglas P. Taylor and Richard G. Hill disclaim any beneficial interest.

          (3) Includes 4,288 shares held by Joyce Taylor Hill, wife of Mr. Hill and sister of Douglas Taylor, as well as 2,201 shares held by Mrs. Hill as custodian for their minor children. As to all such shares Mr. Hill disclaims any beneficial ownership. See also footnote 2 above.

          (4) Includes options granted to directors and officers, exercisable within 60 days, which have not been exercised. These options were granted pursuant to the Company's 1994 Taylor Devices, Inc. Stock Option Plan (the "1994 Stock Option Plan"), and the 1982 Non-Statutory and Incentive Stock Option Plans, which have expired (the "1982 Stock Option Plans"). See "Executive Compensation".

          (5) Information presented in this table has been supplied by the respective shareholders or by the Company as transfer agent.


                                ELECTION OF DIRECTORS

               Five directors of the Company are to be elected to hold office until the election and qualification of their successors at the next Annual Meeting of Shareholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. In the event that any of the nominees should be unable to serve, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the proposed nominees will be unable to serve.

               All nominees have been members of the Board of Directors since the dates indicated. The last Annual Meeting of Shareholders was held on October 28, 1994, at which time each of the named directors was elected to membership on the Board.


          Nominees and Directors

               The nominees for director, their ages, principal occupations, positions with the Company, and the date each nominee was elected a director ofthe Company are set forth below:

          DOUGLAS P. TAYLOR (47), President of the Company since April 1991, was Executive Vice President since 1979, and has served as a director since 1976. Since 1972 and 1977, he has also served as director of Developments and Tayco Realty Corporation ("Tayco Realty"), respectively. Mr. Taylor became President of both companies in April of 1991. Mr. Taylor is the brother-in-law of Richard G. Hill.

          RICHARD G. HILL (45), has served as Vice President of the Company since 1978, and as a director and Executive Vice President since 1991. In 1991, Mr. Hill also became a director and Executive Vice President of Tayco Realty. Mr. Hill is the brother-in-law of Douglas P. Taylor.

          JOSEPH P. GASTEL (70), is a patent attorney and a director and Secretary of the Company and of Developments since 1984.

          O. EUGENE HILGER (89), served as Vice President of Procurement and Sub-Contracting and business consultant to the Company from 1975 to June 1991, and has served as a director since 1974.

          DONALD B. HOFMAR (66), who has served as a director of the Company since 1991, is the President of Bell-Mar, Inc., a corporation which serves as a sales contractor for Thomas Publishing Company. Mr. Hofmar has been employed by Bell-Mar, Inc. since 1965. Bell-Mar, Inc. is a vendor to the Company, but the business transacted is $27,000 or less per year.

               For each director's ownership of the Company's common stock, see "Certain Beneficial Owners and Management".

               The Board of Directors recommends a vote FOR management's slate of nominees for director, which is Item 1 on the form of proxy.


          Board of Directors and Committee Meetings

               In fiscal 1995, the Board of Directors met four times with 100% of the directors in attendance.

               The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Committee, comprised of Messrs. Taylor, Hill, and Gastel, did not meet in fiscal 1995.

               The Audit Committee is comprised of the Company's outside directors, Messrs. Gastel and Hofmar, and has as its function, the review and implementation of accounting and audit procedures utilized by the Company internally, and as recommended to the Company by the Company's certified public accountants. The Audit Committee also makes recommendations to the Board regarding selection of the Company's accountants for the forthcoming fiscal year. The Audit Committee met once in fiscal 1995, with all members in attendance.

               The Stock Option Committee, formed in December 1994 to administer the 1994 Stock Option Plan, is comprised of Messrs. Gastel and Hofmar and met once in fiscal 1995, with both members in attendance. The 1982 Stock Option Plans are administered by Mesdames Janice Nicely and Kathleen King, employees of the Company. No further stock options may be granted under the 1982 Stock Option Plan.

               The Company does not have a standing nominating or a compensation committee of the Board of Directors.

               In fiscal 1995, each member of the Board of Directors received a fee of $1,000 for each Board meeting attended. The fee is paid either in cash or, if requested by the director, credited toward future exercise of options held by such director. In addition, the Secretary of the meeting received a $2,000 fee per meeting for services rendered in that capacity. In addition, pursuant to a formula under the Company's 1994 Stock Option Plan, each director received a grant of options for 5,000 shares of common stock. The option price was $4.00, which is the mean of the bid/ask price of the Company's common stock on the date of grant. The present value of such options as of September 13, 1995, for each individual, is $23,437.50.

               All directors may be considered to be "control persons" as that term is defined in the Securities Act of 1933, as amended.

          Current Directors and Officers

               For information on Messrs. Douglas P. Taylor, Richard G. Hill, Joseph P. Gastel, O. Eugene Hilger and Donald B. Hofmar, see "Nominees and Directors" above.

               KENNETH G. BERNSTEIN (48), Controller of the Company since November 1992, was appointed Treasurer of the Company in December 1994. From August 1981 to July 1992 he was employed as a Management Accountant and Internal Auditor by British Petroleum.


                                EXECUTIVE COMPENSATION

                The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer and Vice President. No other current executive officers earn more than $100,000 annually in salary and bonus.


                              SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION     LONG-TERM COMPENSA-
                                                             TION AWARDS
                             __________________________  ___________________
                                (1)                (2)      (3)       (4)
                                                         SECURITIES
          NAME/                                   OTHER  UNDERLYING   ALL
          PRINCIPAL   FISCAL                      ANNUAL  OPTIONS/   OTHER
          POSITION     YEAR  SALARY($)  BONUS($)  COMP($) SARS(#)    COMP($)

          Douglas P.   1995  $107,620    $  -    $18,715   5,000    $20,081
          Taylor,      1994  $ 94,710    $  -        -       -      $16,653
          Chairman/    1993  $ 91,669    $  -        -       -      $14,540
          President/
          Chief Executive
          Officer

          Richard G.   1995  $ 80,181    $  -    $12,361   5,000    $19,948
          Hill,        1994  $ 68,585    $  -    $ 9,062     -      $16,534
          Vice         1993  $ 66,765    $  -        -       -      $14,540
          President

          (1) Automotive vehicles owned by the Company are made available to CEO and Vice President. The use of these vehicles are not limited to business purposes. The value of any personal economic benefit associated with this use of these vehicles cannot reasonably be determined by the Company.

          (2) Pursuant to the 1982 Stock Option Plans, on November 18, 1994 during fiscal year 1995, Mr. Taylor exercised 7,717 SARs accompanying non-statutory options, to acquire 3,187 shares of common stock and for payment of personal income taxes, at a value per SAR on the date of exercise of $2.39. On November 29, 1994, Mr. Hill exercised 5,512 SARs accompanying non-statutory options, to acquire 2,150 shares of common stock and for payment of personal income taxes, at a value per SAR on the date of exercise of $2.21. On December 8, 1993 during fiscal year 1994, Mr. Hill exercised 2,600 non-statutory options to acquire 2,600 shares of common stock and 1,500 SARs for payment of personal income taxes, at a value per SAR on the date of exercise of $2.08.

          The value of a SAR per share of common stock is the difference on the date of exercise between the fair market value per share of common stock and the option exercise price. Only non-statutory options are accompanied by SARs.


          (3) Incentive options were granted pursuant to the 1994 Stock Option Plan on April 18, 1995, at an option price of $4.00, which is the mean of the bid/ask price of the Company's common stock on the date of grant. The present value of the options as of September 13, 1995 to each individual is $23,437.50. See table below.

          (4) OTHER COMPENSATION PAID/ACCRUED

                         DIRECTOR'S  MNGMNT    AUTO     401K
                             FEES     FEES  ALLOWANCE  CONTRIB.  TOTAL
          Douglas Taylor:
          FYE 5/31/95     $ 4,600  $13,283  $ 1,800   $  398    $20,081
          FYE 5/31/94     $ 4,950  $ 9,550  $ 1,800   $  353    $16,653
          FYE 5/31/93     $ 4,800  $ 7,850  $ 1,890   $   -     $14,540

          Richard Hill:
          FYE 5/31/95     $ 4,600  $13,283  $ 1,800   $  265    $19,948
          FYE 5/31/94     $ 4,950  $ 9,550  $ 1,800   $  235    $16,535
          FYE 5/31/93     $ 4,800  $ 7,850  $ 1,890   $   -     $14,540



                                  OPTION/SAR GRANTS
                                IN FISCAL YEAR 5/31/95
                                                             POTENTIAL REALIZ-
                                                              ABLE VALUE AT
                                                              ASSUMED ANNUAL
                                                              RATES OF STOCK
                                                            PRICE APPRECIATION
                           INDIVIDUAL GRANTS                  FOR OPTION TERM
                    _________________________________________  ________________
                    NUMBER OF   % OF
                   SECURITIES   TOTAL
                   UNDERLYING  OPTIONS
                     OPTIONS  GRANTED TO    EXERCISE    EXPIR-
                   GRANTED(#) EMPLOYEES IN  OR BASE     ATION
          NAME         (1)    FISCAL YEAR  PRICE($ SH)  DATE       5%      10%
          Douglas P.  5,000     50.00%       $4.00     4/18/05  $12,578  $31,875
          Taylor,
           Chairman,
           President,
           and CEO

          Richard G.  5,000     50.00%       $4.00     4/18/05  $12,578  $31,875
          Hill,
           Vice President


          (1) The incentive options were granted on April 18, 1995 pursuant to the 1994 Stock Option Plan. No SARs can be granted with incentive options. The options are not exercisable until the date six months after the date of grant.



                           AGGREGATED OPTION/SAR EXERCISES
                               IN LAST FISCAL YEAR AND
                              YEAR-END OPTION/SAR VALUES
                                       5/31/95

                                             (2)
                                           Number of
                                           Securities               (3)
                                           Underlying           Value of Unexer-
                                           Unexercised          cised In-The-
                                           Options/SARs         Money Options/
                       Shares      (1)     At FYE               SARs At FYE
                    Acquired on   Value    Exercisable(E)/      Exercisable (E)/
          Name      Exercise(#)  Realized  Unexercisable(U)     Unexercisable(U)
          ______________________________________________________________________
          Douglas P.   3,187     $11,950     21,555 (E)           $58,678 (E)
          Taylor
          Chairman,
          President,
          Chief Executive
          Officer

          Richard G.   2,150       $ 7,673      6,103 (E)            $4,482 (E)
          Hill
          Vice
          President


          (1) Value realized is the difference between the market value of the Company's common stock on the dates of exercise (11/18/94 & 11/29/94) and the exercise price for the SARs.

          (2) The exercisable options include SARs granted in tandem with 17,658 options; the exercise of SARs reduces the number of shares subject to the related option.

          (3) Value is the difference between the market value of the Company's common stock on May 31, 1995 of $4.25, and the exercise price for the options.


          Employee Stock Purchase

                In 1994, Shareholders of the Company approved an amendment to the Company's Employee Stock Purchase Plan (The "Stock Purchase Plan"), which is available generally to all employees, increasing to a total of 200,000 the number of shares of the Company's common stock available for purchase. The Company's matching contribution to each employee depends upon the percentage of gross compensation which such employee elects to contribute. The Company also provides a 401(k) plan for its employees.


          Directors and Officers Indemnification Insurance

               On July 26, 1995, the Company renewed its directors and officers indemnification insurance policy written by the Royal Indemnity Company. The renewal is for a one year period at an annual premium of $8,800. The policy provides for indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacity. No payments or claims of indemnification or expenses have been made under any such policy.


          Exchange Act Compliance

               Under Section 16 of the  Securities Exchange Act of 1934, as
          amended, directors, executive officers, and certain other persons are required to report their ownership of equity securities of the Company, and any changes in that ownership, to the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based solely upon a review of reports furnished to the Company by such persons, to the Company's knowledge, Kenneth G. Bernstein, the Company's Treasurer, reported a March 31, 1995 purchase of the Company's stock under the Employee Stock Purchase Plan reported two days late.


                       TRANSACTIONS WITH MANAGEMENT AND OTHERS

                The Company leases a portion of both the building and the property on which it is located from Tayco Realty. Rental payments for fiscal 1995 totaled $78,000. The term of the lease expires on October 31, 1995. Prior to this date, the annual rental amount will be renegotiated by management of both companies. Other terms and conditions will remain substantially the same. The total rent paid by the Company is determined by a base rate and is subject to adjustment for increases in taxes, maintenance costs and for utilization of additional space by the Company. The Company also pays for certain expenses incurred for the operation of the facilities.

                The Company, Developments, and Tayco Realty share common management and a close business relationship. Particularly as it relates to the Company and Developments, as separate corporations responsible to their own shareholders, corporate interests may from time to time diverge regarding various aspects of business, including development and licensing of future inventions and patents. In that case, Developments would be permitted to license future patents and inventions to licensees other than the Company, which may render the Company's present License Agreement only minimally beneficial.

                Developments is the largest single shareholder of the Company, owning approximately 26.5% of its outstanding common stock. Paul H. Taylor, father to Douglas P. Taylor, owns approximately 21.4% of the common stock of Developments, with the Taylor family owning an additional 3%, as to which shares Paul Taylor disclaims beneficial ownership. Developments owns approximately 42% of Tayco Realty, an affiliate of both corporations, with 58% owned by the Company.

               Under a License Agreement ("License Agreement"), dated November 1, 1959, Developments granted the Company certain preferential rights to market in the United States and Canada all existing and future inventions and patents owned by Developments. Certain of these patents have been assigned to the Company in connection with the Company's assumption of Developments' portion of the indebtedness of Tech under certain guarantees to Tech's lenders. The term of this License Agreement is the life of the last-to-expire patent on which the Company is paying royalties, which is 2010. The Company pays a five percent (5%) royalty to Developments on sales of items sold and shipped. During fiscal 1995, the Company accrued royalties to Developments of $65,482, and all payments are current.

               The License Agreement also provides for Developments to pay the Company 10% of the gross royalties received from third parties who are permitted to make, use and sell machinery and equipment under patents not subject to the License Agreement, and apparatus and equipment subject to the License Agreement, but modified by the Company, the rights to such modification having been assigned to Developments. No royalties were received in fiscal 1995.

               In 1987, the Company guaranteed 40% and Developments 60% of certain obligations of their former affiliate, Tech, in the approximate amount of $850,000. In March 1991, certain of the lenders called their loans. Since Tech was unable to repay the loans and Developments was unable to assume its portion of the obligations under the guaranties, the Company assumed all obligations and continued to make all payments as they came due. In January 1992, the Company acquired approximately 23% of the restricted common stock of Developments at its fair market value in consideration of the Company's discharging certain of Developments' obligations as a guarantor on the Tech indebtedness. In addition, Developments granted the Company an irrevocable proxy to vote the 697,567 shares which Developments owns in the Company. This proxy and related documents were renewed until August 1, 1997, or until the indebtedness is repaid in full, whichever is the earlier to occur. See footnote 1 to "Certain Beneficial Owners and Management."

               In July 1994, Tech was merged into the Company, and in so doing, the Company formally agreed to assume all its obligations, including the obligations of Developments under its guarantee. As of June 30, 1995, approximately $72,205 remains outstanding on these loans, of which $43,323 is Developments' portion. The merger also permitted the Company to utilize approximately $876,000 of the net tax operating losses generated by Tech, assuming the Company's operations continue to be profitable. See "Financial Statements" to the Company's Annual Report on Form 10-KSB, accompanying this Proxy Statement.

               All transactions described above are on as favorable a basis to the Company as if entered into with an unaffiliated party.


                                 INDEPENDENT AUDITORS

               A representative of J.D. Elliott & Co., P.C., the Company's auditors for fiscal 1995, and the accounting firm recommended by the Audit Committee to serve as the Company's certified public accountants for fiscal 1996, will attend the Annual Meeting of Shareholders. A representative will be available to respond to questions raised orally, and will be given the opportunity to make a statement, if desired.


                              PROPOSALS OF SHAREHOLDERS

               Proposals of shareholders intended to be presented to the 1996 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to June 1, 1996, for inclusion in the Proxy Statement and form of proxy.


                                 FINANCIAL STATEMENTS

               This Proxy Statement incorporates by reference the financial statements contained in the 1995 Annual Report on Form 10-KSB which is being mailed to shareholders of record together with the proxy materials.


                                    OTHER MATTERS

          Voting

               Under the New York Business Corporation law ("BCL") and the Company's Bylaws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority with respect to any particular matter.

               Once  a  quorum  is  established,  under  the  BCL  and  the
          Company's Bylaws, the directors standing for election must be elected by a plurality of the votes cast. For voting purposes, all votes cast "for", "against", "abstain", or "withhold authority" will be counted in accordance with such instruction as to each item. No broker non-votes will be counted for any item.

               The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material will be borne by the Company. The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $2,827 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to their regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

               The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.


          Annual Report

               In addition to the Annual Report on Form 10-KSB, copies of the 1995 Annual Report to Shareholders, together with copies of this Notice of Annual Meeting, Proxy Statement, and form of proxy are being mailed to shareholders of record. Additional copies of the Company's Annual Report on Form 10-KSB may be obtained from Joseph P. Gastel, Secretary, Taylor Devices, Inc., 90 Taylor Drive, North Tonawanda, New York 14120-0748.

               A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ON OR ABOUT AUGUST 25, 1995, IS BEING FURNISHED WITHOUT CHARGE TO SHAREHOLDERS BENEFICIALLY OR OF RECORD ON SEPTEMBER 22, 1995, AND ACCOMPANIES THIS PROXY MATERIAL.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /S/Joseph P. Gastel

                                       Joseph P. Gastel, Secretary






          DATED:   September 28, 1995
                   North Tonawanda, New York




                                 TAYLOR DEVICES, INC.
                           PROXY SOLICITED ON BEHALF OF THE
                                  BOARD OF DIRECTORS

                            ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD NOVEMBER 10, 1995, AT 10:00 A.M.
             MARRIOTT HOTEL, 1340 MILLERSPORT HIGHWAY, AMHERST, NEW YORK

               The undersigned hereby appoints Douglas P. Taylor and Joseph
          P. Gastel, and each of them with full power of substitution as proxies for the undersigned to attend the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the Marriott Hotel, 1340 Millersport Highway, Amherst, New York at 10:00 A.M. on November 10, 1995, and at any adjournment thereof, to vote and act with respect to all common shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:


                 The Board of Directors recommends that you vote FOR:

          1.   ELECTION OF DIRECTORS.
                                                            DIRECTORS

                                                         Douglas P. Taylor
                                                         Richard G. Hill
                        Withhold          Withhold       O. Eugene Hilger
          FOR all   Authority for all    Authority       Joseph P. Gastel,
          Nominees      Nominees        as indicated     Donald B. Hofmar
            [  ]          [  ]             [  ]



                                                  ___________________________
                                                  (Withhold authority for
                                                   nominees whose names are
                                                   written above)

          2. In their discretion, the proxies ARE AUTHORIZED TO VOTE on any other business that may properly come before the Meeting.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          This proxy will be voted as directed, but if no direction is indicated, it will be voted - FOR the nominees described in Item 1 above, and in the discretion of the proxies, on such other matters as may properly come before the Annual Meeting of any adjournment or postponements thereof.

          Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

          [   ] Please check ( ) this box if  you plan to attend the Annual
          Meeting.

                               Dated _________________, 1995

                               _____________________________

                               _____________________________

                               _____________________________
                               Please sign exactly  as your name appears on
                               this  proxy. Joint  owners should  each sign
                               personally.    If   signing   as   attorney,
                               executor,    administrator,    trustee    or
                               guardian,  please include  your full  title.
                               Corporate proxies should be signed by an authorized officer.
                               PLEASE  SIGN,  DATE  AND  RETURN  THIS  CARD
                               PROMPTLY USING THE ENCLOSED ENVELOPE.